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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 20, 2003

PEREGRINE SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation or Organization)	000-22209 (Commission File Number)	95-3773312 (I.R.S. Employer Identification No.)

3611 Valley Centre Drive, San Diego, California (Address of Principal Executive Offices)	92130 (Zip Code)

Registrant's telephone number, including area code: (858) 481-5000

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

        On January 20, 2003, Peregrine Systems, Inc. and its wholly-owned subsidiary Peregrine Remedy, Inc. (collectively, the "Company") filed their proposed plan of reorganization under Chapter 11 of the Bankruptcy Code (the "Plan") and proposed disclosure statement (the "Disclosure Statement") with the U.S. Bankruptcy Court for the District of Delaware in Wilmington. The Plan offers a blueprint for restructuring the Company, including reinstatement of bondholder claims, full repayment of most unsecured debt under extended terms, preservation of value for stockholders, and a proposed resolution of stockholder class action claims.

        The Plan also calls for appointing a new, five-member board of directors for the reorganized company. It would consist of four independent directors, as well as the Company's CEO. Additional oversight is prescribed to assure independence of individuals nominated. The Company intends to ask the court for approval to retain an outside search firm to identify and present nominees for these board positions for appointment by the time the Company emerges from Chapter 11.

        The Plan and Disclosure Statement were filed in bankruptcy court within the 120-day period in which the Company has the exclusive right to file a Plan. The Official Committee of Unsecured Creditors does not support the Plan at this time and may not elect to do so. The Disclosure Statement requires bankruptcy court approval, and the Company hopes that a hearing to consider it could be as soon as February 25.

        If the court approves the Disclosure Statement, it will be sent to creditors and holders of equity interests, to the extent that their claims or interests are impaired under the Plan, and the Company will commence solicitation of votes for confirmation of the Plan. The Company hopes that a hearing to consider the Plan's confirmation could be as soon as April 2003.

        The Disclosure Statement and Plan may be modified or amended. Moreover, the Disclosure Statement has not yet been approved by the bankruptcy court as containing adequate information. Until and unless such approval is granted, the Company will not be soliciting any votes on the Plan and, until and unless such approval is granted, no person should rely upon the Disclosure Statement or any other information from the Companies in determining how to vote on the Plan. Creditors and equity interest holders entitled to vote on the Plan will receive a copy of the Disclosure Statement and such other documents as the bankruptcy court may order if and after the Disclosure Statement is approved.

        In the meantime, creditors, equity interest holders and other parties in interest who wish to receive a copy of the Plan and Disclosure Statement in their current form as filed with the bankruptcy court may obtain a copy upon written or facsimile request (which should also include their name, address, any telephone or facsimile number and the date) addressed or directed to the Company's Noticing Agent in its Chapter 11 case as follows:

Peregrine Systems, Inc.
c/o Berger & Associates, LLC
10351 Santa Monica Blvd, Suite 101A
PMB 1035
Los Angeles, CA 90025
Facsimile: 818.783.2737

Plan of Reorganization

        The Plan proposed by the Company would allow the Company to continue to operate the business and give it sufficient time to pay off debts. Some elements of the Plan are subject to a vote by certain creditors and stockholders, and the Plan in its entirety is subject to confirmation by the court. Key elements of the Plan include:

  •
  The Secured Purchaser Banks that financed certain Company accounts receivables will receive 100 percent of their allowed claims over four years without interest and retain their security interests. In addition, certain accounts receivables will be repurchased under terms of the Forbearance Agreement entered into with the banks in August 2002.

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  The Plan calls for full reinstatement of the $270 million in Convertible Subordinated Notes issued in the year 2000 under original terms at 5 1/2 percent with the principal due in 2007.

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  Holders of existing common stock, or common stock options or warrants or other rights, would retain those interests, which would represent at least 90 percent of the common stock of the reorganized company.

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  Up to 10 percent of the common stock of the reorganized company would be available to settle stockholder lawsuits.

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  Small claims would be categorized as a class of Convenience Claims. These claims would include creditors owed $1,000 or less, or claims voluntarily reduced to that level. If these claims exceeded $500,000 in total, they would be paid over a period of four years.

  •
  The Company would repay all General Expense Claims in full in equal annual installments over four years. This category includes trade debt, real property lease rejection claims and other creditors. Payments are currently estimated not to exceed $63 million.

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  The Plan proposes that the Company pay Motive Communications a sum of $4 million on the date of the Plan's approval and an additional $5 million over a 48-month period. On the effective date of the Plan, the Company will return 1.7 million shares of Motive stock to Motive, and Motive will return one million shares of Peregrine stock to the Company.

        The filing also included a detailed "liquidation analysis"—a required element of the Disclosure Statement—which concludes that the Company's creditors and the overall value of the Company's estate would be better served if the Company completes a successful restructuring and remains an on-going enterprise.

Going forward

        Under the direction of new management, the Company in recent months has gone through an exacting process to refocus the Company's strategy and software products in its core strength—service and asset management—which helps customers run their businesses more productively. The Company has divested of non-core products, completed the $355 million sale of its Remedy business unit to BMC Software under a court-approved auction, and fully repaid $54 million in debtor-in-possession financing.

        In addition, the Company detailed a number of important corrective actions and initiatives directed at ensuring compliance with stringent legal and accounting standards. Peregrine's board has adopted a comprehensive Corporate Compliance Policy, which establishes strict standards of compliance to all laws and accounting standards on a global basis. To implement the policy with a compliance program, the board has established two new positions, reporting to the audit committee: the corporate compliance officer, a senior-level officer position, and an internal auditor, whose role will be to assist in compliance activities related to the Company's financial and operating condition, including quarterly reports to the board's audit committee.

        The Company also filed information under seal with the Delaware court on January 21, 2003 to advise the court of its progress in a restatement of its financial results for fiscal years 2000, 2001, and the first three quarters of 2002, and the audit by PricewaterhouseCoopers of results for fiscal years 2000, 2001 and 2002.

        The Company filed a voluntary Chapter 11 petition on September 22, 2002 after accounting irregularities came to light, making it necessary to restate financial results for 11 quarters.

Forward-Looking Statements

        This report contains forward-looking statements about the Company's business and financial condition and its proposed Plan of Reorganization under Chapter 11 of the Bankruptcy Code. These statements are based on management's beliefs and certain assumptions, estimates, and projections. As a result, they are subject to numerous risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Although the Company is not able to predict all of the factors that may affect whether the Plan will be confirmed and become effective, some of the factors that could affect the outcome materially include the following:

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  The Plan and Disclosure Statement have not been approved by the bankruptcy court, and they may be materially modified before approval. Moreover, the Disclosure Statement may be determined to lack necessary information for creditors or equity interest holders to make an informed judgment on the Plan. The Plan is not supported by the Official Committee of Unsecured Creditors (Committee) at this time. The Committee has filed motions to terminate the Company's exclusive period for obtaining Plan approval and for the appointment of a trustee. If the exclusive period is terminated or expires before the Plan is approved, the Committee or other interested parties may propose competing plans. If a trustee is appointed, the trustee may not support the Plan as currently proposed by the Company.

  •
  If the Disclosure Statement is approved by the bankruptcy court, as is or with any modifications that may be required to it, budgets, projections and other financial information included in the Disclosure Statement would be intended to be part of the adequate information necessary to enable creditors and other interested parties to consider and vote on the Plan. The information, however, is not intended to be used for other purposes. The Disclosure Statement has not been and will not be reviewed or approved by the Securities and Exchange Commission.

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  This report is not intended as a solicitation for a vote on the Plan.

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  The Company is in the process of restating its financial results for fiscal years 2000, 2001 and the first three quarters of fiscal 2002, and obtaining an audit for its financial results from fiscal years 2000, 2001, and 2002. The restatement, once complete, could materially differ from the Company's original projections of restated results.

  •
  Since the announcement of the Company's internal investigation into accounting irregularities and pending restatement, the Company has been served with numerous stockholder lawsuits and the Company's accounting practices continue to be investigated by the SEC and the Department of Justice. These lawsuits and investigations are ongoing and the Company can provide no assurance when they will be completed or their impact on the Company, its financial condition, results of operations and liquidity.

  •
  Uncertainty arising from the Company's bankruptcy filing, the Company's financial results and condition and the restatement could cause customers to cancel, delay, or defer purchases of its products. Continuing to address these internal accounting issues, the bankruptcy reorganization process and the pending litigation and investigations will require substantial management time and attention, which may impair the Company's relationships with customers and result in substantial expense. As a result, the Company's financial results may be adversely affected in future periods.

        The Company does not undertake any duty to update forward-looking statements. As indicated above, if and once the bankruptcy court approves the Company's Disclosure Statement, which is available through the bankruptcy court or as set forth above, it will be sent to persons entitled to vote on the Plan. Additional risk factors are and will be contained in the Disclosure Statement. For more information about the risks and uncertainties facing the Company's business, please refer to the matters discussed in the Company's recent SEC filings.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 27, 2003	PEREGRINE SYSTEMS, INC.
	By:	/s/ KATHRYN VIZAS
	Name:	Kathryn Vizas
	Title:	General Counsel

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Item 5. Other Events.
SIGNATURE